SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2013

Ally Auto Receivables Trust 2013-SN1

(Issuing Entity with respect to Securities)

Ally Central Originating Lease Trust

(Registrant and Issuer with respect to Secured Notes)

Ally Auto Assets LLC

(Registrant and Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-181915-03	37-6547356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Ally Auto Assets LLC 200 Renaissance Center Detroit, Michigan	48265
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 8.01. Entry into a Material Definitive Agreement and Other Events

Ally Auto Assets LLC (“Ally Auto”) has registered an issuance of $10,000,000,000 in principal amount of asset backed notes on Form S-3 (Registration File Nos. 333-181915; 333-181915-01) under the Securities Act of 1933, as amended (the “Act”), filed on June 5, 2012, as amended by Pre-Effective Amendment No. 1 on August 21, 2012 (as amended, the “Registration Statement”).

On May 30, 2013, Ally Auto and Ally Bank entered into an Underwriting Agreement with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), for the issuance and sale of certain asset backed notes of Ally Auto Receivables Trust 2013-SN1 (the “Issuing Entity”) in the following classes: (i) the Class A-1 Asset Backed Notes (the “Class A-1 Notes”), (ii) the Class A-2 Asset Backed Notes (the “Class A-2 Notes”), (iii) the Class A-3 Asset Backed Notes (the “Class A-3 Notes”) and (iv) the Class A-4 Asset Backed Notes (the “Class A-4 Notes” and collectively with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Offered Notes”). The Offered Notes have an aggregate principal balance of $986,036,000. The Class B Notes and the Class C Notes (together with the Offered Notes and the Class B Notes, the “Notes”) will be issued by the Issuing Entity. Only the Offered Notes have been registered pursuant to the Act under the Registration Statement. The Class B Notes, the Class C Notes and the Certificates will initially be retained by the Depositor or an Affiliate of the Depositor. It is expected that the Notes will be issued on or about June 5, 2013 (the “Closing Date”).

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes will be issued pursuant to an AART Indenture attached hereto as Exhibit 4.2, to be dated as of the Closing Date, between the Issuing Entity and Citibank, N.A., as AART Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which will consist primarily of a series of non-recourse secured notes (the “Secured Notes”), which will be issued by Ally Central Originating Lease Trust (“ACOLT”) on the Closing Date. The Secured Notes have a security interest in a pool of new automobile and light duty truck leases and the related leased vehicles (the “Lease Assets”).

On the Closing Date, the Lease Assets and the Secured Notes will have the characteristics described in the Prospectus Supplement, dated as of May 30, 2013, and to be filed with the Commission pursuant to Rule 424(b)(5) of the Act on or before June 3, 2013.

Legal opinions of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1.

Item 9.01.	Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of May 30, 2013, by and among Ally Bank, Ally Auto Assets LLC and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and RBC Capital Markets, LLC, as representatives of the underwriters named therein.

Exhibit 3.2	Declaration of Trust, dated as of April 7, 2010, by Deutsche Bank Trust Company Delaware and acknowledged, accepted and agreed to by Ally Central Originating Lease LLC (incorporated by reference from Exhibit 3.2 filed on Form S-3 of Ally Auto Auto Assets LLC and Ally Central Originating Lease Trust, file numbers 333-181915 and 333-181915-01, filed on June 5, 2012).

Exhibit 3.3	ACOLT 2013-SN1 Supplement to Declaration of Trust, to be dated as of June 5, 2013, between Deutsche Bank Trust Company Delaware, as ACOLT owner trustee and Ally Central Originating Lease LLC, as residual certificateholder.

Exhibit 4.1	Trust Agreement between Ally Auto Assets LLC, as depositor, and Deutsche Bank Trust Company Delaware, as AART owner trustee, to be dated as of June 5, 2013.

Exhibit 4.2	AART Indenture between Ally Auto Receivables Trust 2013-SN1 and Citibank, N.A., as AART indenture trustee, to be dated as of June 5, 2013.

Exhibit 4.3	ACOLT Indenture between Ally Central Originating Lease Trust and Citibank, N.A., as ACOLT indenture trustee, to be dated as of June 5, 2013.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of May 31, 2013.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of May 31, 2013.

Exhibit 99.1	Transfer Direction re Beneficial Interest in Applicable Trust Estate and Notice of Allocation of Lease Assets to Series 2013-SN1, to be dated as of May 31, 2013.

Exhibit 99.2	VAULT Pledge and Security Agreement, to be dated as of June 5, 2013, by Vehicle Asset Universal Leasing Trust and made in favor of the Secured Noteholders.

Exhibit 99.3	ACOLT 2013-SN1 Sale and Contribution Agreement, to be dated as of June 5, 2013, between Ally Central Originating Lease Trust and Ally Bank, as seller.

Exhibit 99.4	ACOLT 2013-SN1 Servicing Agreement, to be dated as of June 5, 2013, between Ally Central Originating Lease Trust and Ally Financial Inc., as servicer and custodian.

Exhibit 99.5	Pull Ahead Funding Agreement, to be dated as of June 5, 2013, among Ally Financial Inc., as pull ahead agent, Ally Central Originating Lease Trust and Citibank, N.A., as ACOLT indenture trustee.

Exhibit 99.6	Pooling Agreement, to be dated as of June 5, 2013, between Ally Bank and Ally Auto Assets LLC.

Exhibit 99.7	Trust Sale Agreement, to be dated as of June 5, 2013, between Ally Auto Assets LLC and Ally Auto Receivables Trust 2013-SN1.

Exhibit 99.8	Administration Agreement, to be dated as of June 5, 2013, among Ally Financial Inc., as administrator, Ally Auto Assets LLC and Ally Auto Receivables Trust 2013-SN1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY AUTO ASSETS LLC

By:	/s/ M.T. St. Charles
Name:	M.T. St. Charles
Title:	Vice President

Dated: May 31, 2013

ALLY CENTRAL ORIGINATING LEASE TRUST

By: ALLY CENTRAL ORIGINATING LEASE LLC, on behalf of Ally Central Originating Lease Trust

By:	/s/ Shilpi DeKarske
Name:	Shilpi DeKarske
Title:	Vice President

Dated: May 31, 2013

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of May 30, 2013, by and among Ally Bank, Ally Auto Assets LLC and J.P. Morgan Securities LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the underwriters named therein.

Exhibit 3.2	Declaration of Trust, dated as of April 7, 2010, by Deutsche Bank Trust Company Delaware and acknowledged, accepted and agreed to by Ally Central Originating Lease LLC (incorporated by reference from Exhibit 3.2 filed on Form S-3 of Ally Auto Auto Assets LLC and Ally Central Originating Lease Trust, file numbers 333-181915 and 333-181915-01, filed on June 5, 2012).

Exhibit 3.3	ACOLT 2013-SN1 Supplement to Declaration of Trust, to be dated as of June 5, 2013, between Deutsche Bank Trust Company Delaware, as ACOLT owner trustee and Ally Central Originating Lease LLC, as residual certificateholder.

Exhibit 4.1	Trust Agreement between Ally Auto Assets LLC, as depositor, and Deutsche Bank Trust Company Delaware, as AART owner trustee, to be dated as of June 5, 2013.

Exhibit 4.2	AART Indenture between Ally Auto Receivables Trust 2013-SN1 and Citibank, N.A., as AART indenture trustee, to be dated as of June 5, 2013.

Exhibit 4.3	ACOLT Indenture between Ally Central Originating Lease Trust and Citibank, N.A., as ACOLT indenture trustee, to be dated as of June 5, 2013.

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of May 31, 2013.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of May 31, 2013.

Exhibit 99.1	Transfer Direction re Beneficial Interest in Applicable Trust Estate and Notice of Allocation of Lease Assets to Series 2013-SN1, to be dated as of May 31, 2013.

Exhibit 99.2	VAULT Pledge and Security Agreement, to be dated as of June 5, 2013, by Vehicle Asset Universal Leasing Trust and made in favor of the Secured Noteholders.

Exhibit 99.3	ACOLT 2013-SN1 Sale and Contribution Agreement, to be dated as of June 5, 2013, between Ally Central Originating Lease Trust and Ally Bank, as seller.

Exhibit 99.4	ACOLT 2013-SN1 Servicing Agreement, to be dated as of June 5, 2013, between Ally Central Originating Lease Trust and Ally Financial Inc., as servicer and custodian.

Exhibit 99.5	Pull Ahead Funding Agreement, to be dated as of June 5, 2013, among Ally Financial Inc., as pull ahead agent, Ally Central Originating Lease Trust and Citibank, N.A., as ACOLT indenture trustee.

Exhibit 99.6	Pooling Agreement, to be dated as of June 5, 2013, between Ally Bank and Ally Auto Assets LLC.

Exhibit 99.7	Trust Sale Agreement, to be dated as of June 5, 2013, between Ally Auto Assets LLC and Ally Auto Receivables Trust 2013-SN1.

Exhibit 99.8	Administration Agreement, to be dated as of June 5, 2013, among Ally Financial Inc., as administrator, Ally Auto Assets LLC and Ally Auto Receivables Trust 2013-SN1.